EXHIBIT 99.1

Investor Presentation September 2024

Caution Regarding Forward Looking Statements As used in this presentation, the terms “Company,” “F&M,” “we,” “our” or “us” refer to F & M Bank Corp. and its consolidated subsidiaries. The “Bank” refers to Farmers & Merchants Bank, which is a wholly owned subsidiary of the Company. Certain statements in this presentation may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that include projections, predictions, expectations or beliefs about future events or results or otherwise are not statements of historical fact. Such statements are often characterized by the use of qualified words (and their derivatives) such as “expect,” “believe,” “estimate,” “plan,” “project,” “potential,” “opportunity,” “objectives,” “positioned,” “looking,” or other statements concerning opinions or judgments of the Company and its management about future events. Forward-looking statements are based on many assumptions and estimates and are not guarantees of future performance. Actual future results and trends may differ materially from historical results or those anticipated depending on a variety of factors, including the following: • Changes in the quality or composition of our loan or investment portfolios, including adverse developments in borrower industries, declines in real estate values in our markets, or in the repayment ability of individual borrowers or issuers; • Changes in interest rates, including but not limited to changes in SOFR, U.S. Treasury Rates, and the Wall Street Journal Prime Rate; • The strength of the economy in our market area, as well as general economic, market, or business conditions; • An insufficient allowance for credit losses as a result of inaccurate assumptions or other factors; • Our ability to maintain our “well-capitalized” regulatory status; • Changes in our competitive position, competitive actions by other financial institutions, financial technology firms and others, the competitive nature of the financial services industry and our ability to compete effectively in our banking markets; • Our ability to manage growth; • Our potential growth, including our entrance or expansion into new markets, the need for sufficient capital to support that growth, difficulties or disruptions expanding into new markets or integrating the operations of acquired branches or business, and the inability to obtain the expected benefits of such growth; • Our exposure to operational risk; • Our ability to raise capital as needed by our business; • Changes in laws, regulations and the policies of federal or state regulators and agencies; • The effect of changes in accounting policies and practices, as may be adopted from time to time by bank regulatory agencies, the U.S. Securities and Exchange Commission (the “SEC”), the Public Company Accounting Oversight Board, the Financial Accounting Standards Board, or other accounting standards-setting bodies; • Geopolitical conditions, including acts or threats of terrorism, international hostilities, or actions taken by the U.S. or other governments in response to acts or threats of terrorism and/or military conflicts, which could impact business and economic conditions in the U.S. and abroad; • Other factors identified in reports the Company files with the SEC from time to time; and • Other circumstances, many of which are beyond our control. All forward-looking statements speak only as of the date on which such statements are made, and the Company undertakes no obligation to update any statement, to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events.

Non-GAAP Disclaimer The Company uses certain non-GAAP (Generally Accepted Accounting Principles) financial measures in this presentation, including core return on average assets, core earnings per share, core return on average tangible common equity, core pre-provision net revenue, core net interest income to average assets, core non-interest expense to average assets, core net non-interest income to average assets, core efficiency ratio, tangible common equity and tangible book value. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance or financial position that either excludes or includes amounts that are not normally excluded or included in the most directly comparable financial measure calculated and presented in accordance with GAAP. Management of the Company believes presentation of these non-GAAP financial measures provides useful supplemental information that is essential to a proper understanding of the Company’s operating results. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. A reconciliation of GAAP to non-GAAP measures is included on slides 25-28.

F&M at a glance

Overview

- 115-year old depository institution operating in the Shenandoah Valley along the I-81 & I-64 corridors
  - Very lucrative/high growth market areas with the ability to reach into the mid-Atlantic markets on the I-81, I-66, and I-64 corridors
- Reconstituted management team focused on enhancing shareholder value
- Community bank revenue complemented by wealth management, mortgage, title, and indirect auto finance business
- Meaningful opportunity to enhance profitability by remixing balance sheet over the next year and beyond with $110 million in bond maturities by 2Q 2025.

Financial Summary (1)

$1.31B Total Assets	**$826.3M** Total Loans HFI	**6.23%** Total Equity / Total Assets	**6.00%** TCE / TA(2)
$1.19B Total Deposits	**70%** Loan / Deposit Ratio	**0.86%** 2024Q2 ROAA	**2.72%** 2024Q2 Net Interest Margin

F&M Branch Footprint



West Virginia
Moorefield
Winchester
81
Front Royal
66
81
Culpeper
Harrisonburg
Virginia
Staunton
Waynesboro
Charlottesville
64
81
64
Lexington
F&M Branches
(14)

(1) Financial data as of June 30, 2024; profitability metrics shown for the quarter ended June 30 annualized
(2) Tangible common equity ("TCE") is a non-GAAP financial measure. See slide 26 for more information, including a reconciliation of this non-GAAP financial measure to GAAP.
Source: S&P Capital IQ Pro

F&M Bank Corp. 4

Executive management biographies Mr. Wilkerson has served as the Chief Executive Officer of the Company and the Bank since April 2023. He commenced his banking career in 1982, starting in Dealer Financial Services before transitioning to managing branches and exploring commercial lending in 1986. Over Mr. Wilkerson’s 40+ year career he has held diverse roles across banking, including Retail Banking Manager, City Executive, Director of the Small Business Banking Division, Market President, and Regional Business Banking Manager for Virginia, Maryland and Washington D.C. Besides his banking role, Mr. Wilkerson has served on numerous boards including the CBA National Small Business Committee, Virginia Community College Foundation Board and its Finance and Investment Committee, and Blue Ridge Hospice Board providing leadership and insights to these organizations. Mr. Wilkerson graduated from Elon University. Lisa F. Campbell has served as Executive Vice President and Chief Financial Officer of the Company and the Bank since October 2022. Before joining the Company, she served as Group Vice President and Chief Financial Officer for Fidelity BancShares N.C., Inc. in Fuquay-Varina, North Carolina, from August 2014 to October 2022. Previously, she served as Executive Vice President, Chief Operating Officer, and Chief Financial Officer for New Century Bancorp, Inc. in Dunn, North Carolina, from March 2000 to August 2014 and as Senior Vice President and Controller for Triangle Bancorp, Inc. in Raleigh, North Carolina from September 1997 to March 2000. Ms. Campbell also worked in public accounting from September 1990 through September 1997. She graduated from Florida State University with a bachelor’s degree in accounting and is a Certified Public Accountant. Mr. Barton E. Black has served as President of the Company and the Bank since April 2023. Preceding this, he served as Executive Vice President and Chief Operating Officer of the Company and the Bank from June 2020 until April 2023. Earlier in his tenure, he held the position of Executive Vice President and Chief Strategy and Risk Officer. Mr. Black joined F&M Bank with over 25 years of banking experience. He served as Managing Director at Strategic Risk Associates based in Richmond, Virginia. He has also held various leadership roles at Capital One, Hibernia National Bank based in New Orleans, and Deloitte. Mr. Black graduated from Louisiana State University with a bachelor’s degree in accounting and is a Certified Public Accountant. Mike Wilkerson Chief Executive Officer Lisa Campbell EVP, Chief Financial Officer Barton Black President

Corporate focus Key Objectives Grow sustainable profitability to a top quartile ROAA Improve earning asset mix by reinvesting proceeds from bond maturities into loans and higher yielding bonds Accomplishments and Initiatives Executive management team focused on collective management and key performance objectives Realigned retail strategy Revitalized commercial & agricultural lending team – growing loans and deposits Developed and executed expense reduction plan Customer acquisition opportunities as a result of larger institutions leaving / reducing focus on our market Increase non-interest income Maintain strong asset quality Build capital ratios and tangible book value

Positioned to Improve Profitability 7 Reduced Executive Headcount by three – saving $1.1 million 2 executives in 1Q 2023 (including CEO) One executive 3Q 2024 Reduction in Force Reorganization January 2024 savings of $800,000 pretax Eliminated 11 FTEs in reorganization Expense Control measures implemented 4Q 2023 saving roughly $500,000 pretax Early Retirement Program Offered November 2023 saving $1.6 million pretax 16 individuals accepted early retirement. 3 of these positions were backfilled Leadership Changes at F&M April 2023 The Board of Directors appoints Mike Wilkerson as Chief Executive Officer and Barton Black as President Lisa Campbell hired as CFO October 2022 Remix $110 million in Bond maturities & cash flows in next 4 quarters Remix low yielding bonds into expected higher earning assets $75 million in 4Q 2024 Annual Expense Savings of $4.0 million Remixing balance sheet with $110 million in short term bond maturities

Market overview & demographics

Market Overview

- Diverse economy based on manufacturing, agriculture and education with major industries of advanced food manufacturing, farming, retail trade, government, education and health care
- Winchester/Frederick County is part of the "Quad State Region" and contiguous with the Northern Virginia MSA
- Ability to reach into Charlottesville from Waynesboro/I-64 corridor

Market Drivers

- James Madison University and Bridgewater College have a significant impact on the local economy with approximately 22,600 students and over 5,000 jobs attributable to their presence
  - Total of 14 colleges along the I-81 corridor within the region
- The Shenandoah Valley is the #1 region in VA for total value of agricultural products sold, with 4 out of the 5 top agriculture-producing counties in the state
- Amazon continued to expand its operations in the valley by recently opening a new fulfilment center in Augusta County

Shenandoah Valley Region



West Virginia
Maryland
Frederick
Winchester (City)
Clarke
Shenandoah
Warren
Rockingham
Page
Harrisonburg (City)
Charlottesville
Augusta
Virginia
Rockbridge
Shenandoah Valley

- The Shenandoah Valley includes Augusta, Clarke, Frederick, Page, Rockbridge, Rockingham, Shenandoah and Warren counties in Virginia
- Very lucrative/high growth market areas
  - Winchester, Frederick, Warren and Clarke markets Pop. Growth, Median Home Value and Median HHI are above state and national levels
- The Shenandoah Valley has an estimated total population of ~550k people as of 2023[(1)]

Market Accolades

Top 10 US Industrial Emerging Markets by Colliers (2021)	Captures **4 out of 5 of VA's top agriculture-producing** counties
Rank #35 Best Small Places for Business by Forbes (2018)	**Top 25 Best Places to Retire** in the U.S by Forbes (2017)

Top Employers in the Valley

amazon | Augusta Health | Bridgewater College | Cargill | JMU James Madison University | Merck | Pilgrim's | Sentara | Valley Health Healthier, together

(1) Estimated total population for all counties located in the Shenandoah Valley; includes enclave cities that are located inside the listed counties
Source: theshenandoahvalley.com; shenandoahcountyva.us; Claritas; S&P Capital IQ Pro

F&M Bank Corp. 8

Growing deposit market share 2018 Market Share 2023 Market Share F&M has continued to gain market share as other institutions have left the market Note: Combined market share within the counties of Augusta, Frederick, Harrisonburg (City), Rockingham, Shenandoah, Staunton (City), Waynesboro (City), and Winchester (City); deposit market share data as of June 30 for each respective period; 2023 market share shown pro forma for any pending transactions Source: S&P Capital IQ Pro

Securities portfolio overview Yield on Securities Commentary The company holds no HTM securities on the balance sheet The duration of the portfolio is 3.5 years with a yield of 2.04% in 2024Q2 The unrealized loss on the securities portfolio totaled $39.3 million at June 30, 2024

Securities portfolio provides significant near–term cash flow Future Expected Securities Cash Flow ($000’s) Commentary $108 million of projected cash flow and maturities in the bond portfolio by June 30, 2025 will provide actionable opportunity to restructure the balance sheet Expected cash flows for next four quarters are: Q3 2024 – $4.8 million Q4 2024 – $69.8 million Q1 2025 – $25.6 million Q2 2025 - $8.2 million

Strong asset quality Prior to the pandemic, the Company worked through previously identified legacy problem credits Current levels of problem assets are very low The Company has a strong level of reserves The Company has experienced limited recent charge-offs NPAs at June 30, 2024 include a $3.9 million commercial real estate relationship that required no reserves. Source: S&P Capital IQ Pro; Company documents Commentary

Growing, diversified loan portfolio Yield on Loans Total Loan Balance ($MMs) Commentary Source: S&P Capital IQ Pro A diversified loan portfolio is a strength of F&M The Company’s portfolio only has 12.0% non-owner occupied CRE The Company’s portfolio is made up of approximately 22% of loans that are either variable or reprice within the next 12 months In 2023 the Company originated nearly $203 million in loans with a wtd. avg. rate of 7.57% % Growth

Attractive dealer-based lending business F&M has an active indirect lending business focused on its community banking footprint Vast majority of collateral is used automobiles Ability to throttle production as needed Credit scores have increased over the past five years Credit performance exceeds national averages Portfolio balance is $131.6 million at June 30, 2024 Dealer Loan Production & Rate Dealer Credit Score Source: Company documents Commentary

Serving Shenandoah Valley Agriculture Businesses F&M has originated over $200 million in agriculture loans in the last 5.5 years The majority in Rockingham and Augusta counties Agriculture portfolio balance is $115 million Portfolio is diversified across poultry, beef, dairy, crops, and other Experienced ag team focused on expansion opportunities

Granular deposit base Commentary Cost of Deposits Total Deposits ($MMs) Historically, the Company has excelled at having a granular, core deposit base, evidenced by an insured deposit ratio of 11.1% F&M has very little reliance on brokered deposits Source: S&P Capital IQ Pro

Consolidated Total Equity / Total Assets Consolidated TCE Ratio(1) (with & without AOCI) Historical capital ratios Bank Tier-1 Risk-based Capital Ratio Bank Total Risk-based Capital Ratio (1) TCE is a non-GAAP financial measure; see slide 26 for more information, including a reconciliation of this non-GAAP financial measure to GAAP Source: S&P Capital IQ Pro; Company filings Bank Leverage Ratio

TCE is a non-GAAP financial measure; see slide 26 for more information, including a reconciliation of this non-GAAP financial measure to GAAP ”Core” measures are non-GAAP financial measures and exclude the impact of nonrecurring items such as gain on sale of securities, Infinex and BOLI as well severance, EE and RIF expenses. Additional detail / calculations found in non-GAAP reconciliation; quarterly figures annualized Source: S&P Capital IQ Pro; Company filings Key operating metrics ROAA (%) ROATCE (%)(1) PPNR / AA (%) Core ROAA (%)(2) Core ROATCE (%)(2) Core PPNR / AA (%)(2)

Note: “Core” measures are non-GAAP measures and exclude the impact of nonrecurring items such as gain on sale of securities, Infinex and BOLI as well severance, EE and RIF expenses. Additional detail / calculations found in non-GAAP reconciliation; quarterly figures annualized Source: S&P Capital IQ Pro; Company filings Expense and fee income metrics NII / AA (%) NIE /AA (%) Net NIE / AA (%) Efficiency Ratio (%) Net NIE / AA (%)

Net interest margin detail Source: S&P Capital IQ Pro 6.55% 2.04% 2.88% 2.72% 5.19%

Bottom line financial results Earnings per Share Tangible Book Value per Share(1) Dividends per Share Reported EPS Core EPS (2) TBV (ex AOCI) TBV Tangible book value is a non-GAAP financial measure. See slide 26 for more information, including a reconciliation of this non-GAAP financial measure to GAAP. (2) Core EPS is a non-GAAP measure and excludes the impact of nonrecurring items such as gain on sale of securities, Infinex and BOLI as well severance, EE and RIF expenses. Additional detail / calculations found in non-GAAP reconciliation Source: S&P Capital IQ Pro; Company filings $1.04 Annualized $1.38 $1.04 Annualized

Key investment considerations Loyal customer following in strong and stable market Positioned adjacent to other healthy, growing markets Growing loan and deposit balances Opportunity to remix the balance sheet using contractual near-term cash flows from the securities portfolio Larger competitors are leaving or reducing focus on our market Efficiency initiatives implemented and ongoing Collaborative, experienced management team focused on long-term shareholder results

F&M Bank Corp. Board of Directors Daphyne Thomas Retired Professor in the Department of Finance and Business Law at James Madison University Peter Wray Principal broker at Triangle Realtors Ray Burkholder Owner of Balzer and Associates, Inc. Chair of Compensation Committee John Willingham CPA and President of Stoneridge Companies Former CFO of Marathon Bank Chair of Audit Committee Hannah Hutman Partner at Hoover Penrod PLC Source: S&P Capital IQ Pro // Company’s website

A Appendix

Includes non-recurring revenue related to gain on sale of Inf0inex in 2022 and 2023 as well as gain from BOLI in 2023 die to death of retired officer Includes non-recurring expenses related to severance expense and EE and RIF expenses Source: S&P Capital IQ Pro; Company filings Non-GAAP reconciliation (page 1 of 4)

Noninterest income excludes gains (losses) on securities transactions and low-income housing partnership losses; noninterest expense excludes amortization of intangibles Source: S&P Capital IQ Pro; Company filings Non-GAAP reconciliation (page 2 of 4) (1)

Source: S&P Capital IQ Pro; Company filings Non-GAAP reconciliation (page 3 of 4)

Non-GAAP reconciliation (page 4 of 4) Source: S&P Capital IQ Pro; Company filings